Beverly Enterprises, Inc.
               EBITDA from Continuing and Discontinued operations
                                 Reconciliation
                                  (In millions)


Reported  EBITDA - Continuing operations                                $ 146.9
Discontinued operations:
    Pre-tax loss (1)                                                       (2.9)
    Depreciation and amortization                                           9.8
    Interest expense, net                                                   2.2

                                                                   -------------
Pre-tax income                                                          $ 156.0
                                                                   =============

(1) Excludes gains on sales and an accrual for the purchase of incremental patient care liability insurance.